UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2022

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Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 28, 2022, Benjamin Tecmire notified Barings Private Credit Corporation (the “Company”) of his resignation as the Company’s Chief Compliance Officer, effective as of the close of business on December 9, 2022. Mr. Tecmire’s resignation is not a result of any disagreement with the Company.
On November 30, 2022, the Company’s Board of Directors appointed Christopher DeFrancis to serve as interim Chief Compliance Officer of the Company, effective as of the close of business on December 9, 2022, while the Company completes a search for Mr. Tecmire’s successor.
Mr. DeFrancis, 55, is Barings LLC’s Global Head of Compliance, responsible for overseeing Barings’ global compliance program. Mr. DeFrancis has worked in the industry since 2001 and his experience has encompassed securities and investment advisory matters, hedge fund and collateralized debt obligation formation, derivatives trading and private finance transactions. Prior to joining Barings in 2001, Mr. DeFrancis was an associate at Hill & Barlow, where he concentrated his practice on commercial and securities litigation. Mr. DeFrancis began his legal career as a law clerk to The Honorable Sandra L. Lynch on the U.S. Court of Appeals for the First Circuit. Mr. DeFrancis holds a B.A. from Dartmouth College and a J.D. from the University of Pennsylvania.
There is no arrangement or understanding between Mr. DeFrancis and any other person pursuant to which he was appointed as Chief Compliance Officer. Further, with regard to Mr. DeFrancis, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: December 2, 2022	By:	/s/ Jonathan A. Landsberg
Jonathan A. Landsberg
Chief Financial Officer